PALL CORPORATION
			     POWER OF ATTORNEY FOR
		SECTION 16 AND RULE 144 REPORTING OBLIGATIONS

	Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of Roya Behnia, Cathleen Colvin, Adam Mandelbaum, Julie Taylor
and Jeff Molin, each acting individually, as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described, on behalf of and in the name, place and stead of the undersigned to:

		(1) prepare, execute in the undersigned's name and on the undersigned's
	behalf, and submit to the U.S. Securities and Exchange Commission (the
	"SEC") a Form ID,including amendments thereto, and any other
	documents necessary or appropriate to obtain codes, passwords and passphrases
	enabling the undersigned to make electronic filings with the SEC of reports
	required by Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange
	Act") or any rule or regulation of the SEC;

		(2) execute for and on behalf of the undersigned, in the undersigned's
	capacity as an officer and/or director of Pall Corporation, a New York
	corporation (the "Company"), Forms 3, 4 and 5 in accordance with Section 16(a)
	of Exchange Act and the rules of the SEC thereunder, and Form 144 in
	accordance with Section 4(1) of the Securities Act of 1933 (the "Securities
	Act") and Rule 144 thereunder;

		(3) seek or obtain, as the undersigned's representative and on the
	undersigned's behalf, information on transactions in the Company's common stock
	from any third party, including brokers, employee benefit plan administrators
	and trustees, and the undersigned hereby authorizes any such person to release
	any such information to the undersigned and approves and ratifies any such
	release of information; and

		(4) perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

	The undersigned hereby ratifies any such forms, amendments and documents
	prepared, executed or submitted on the undersigned's behalf, and acts performed
	in connection with the foregoing, by any of the aforementioned individuals
	prior 	to the date hereof.

	The undersigned acknowledges that:

		(1) this power of attorney authorizes, but does not require, each such
	attorney-in-fact to act in his or her discretion on information provided to
	such attorney-in-fact without independent verification of such information;

		(2) any documents prepared and/or executed by any such attorney-in-fact on
	behalf of the undersigned pursuant to this power of attorney will be in such
	form and will contain such information and disclosure as such attorney-in-fact,
	in his or her discretion, deems necessary or desirable;

		(3) neither the Company nor any of such attorneys-in-fact assumes (i) any
	liability for the undersigned's responsibility to comply with the requirements
	of the Securities Act and the Exchange Act, (ii) any liability of the
	undersigned for any failure to comply with such requirements, or (iii) any
	obligation or liability of the undersigned for profit disgorgement as provided
	in Section 16(b) of the Exchange Act; and

		(4) this power of attorney does not relieve the undersigned from
	responsibility for compliance with the undersigned's obligations under the
	Securities Act and the Exchange Act, including without limitation the reporting
	requirements under Section 16(a) of the Exchange Act.

	The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact shall, for and on behalf of the undersigned, lawfully do or cause to be done by virtue of this power of attorney.

	This power of attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of April, 2014.

					\s\ Ruby R. Chandy
					Signature

					Ruby R. Chandy
					Print Name